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                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 26, 1999, included in this Annual Report on Form 11-K for the year ended December 31, 1998, into the previously filed Form S-8 Registration Statement of Weatherford International, Inc., File No. 333-53633.




ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 1999